                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                               NTL INCORPORATED

                           OFFER FOR ALL OUTSTANDING
                         9 1/2% SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                     9 1/2% SERIES B SENIOR NOTES DUE 2008
                                      AND
                 10 3/4% SENIOR DEFERRED COUPON NOTES DUE 2008
                                IN EXCHANGE FOR
            10 3/4% SERIES B SENIOR DEFERRED COUPON NOTES DUE 2008
                                      AND
                 9 3/4% SENIOR DEFERRED COUPON NOTES DUE 2008
                                IN EXCHANGE FOR
             9 3/4% SERIES B SENIOR DEFERRED COUPON NOTES DUE 2008
                  PURSUANT TO THE PROSPECTUS, DATED    , 1998

 THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON     ,
 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


           Delivery To: The Chase Manhattan Bank, as Exchange Agent
                                  In New York

 By Facsimile:        By Mail, By Hand and Overnight           Confirm by
                                 Courier:                      Telephone:



 (212) 638-7380
 (212) 638-7381          The Chase Manhattan Bank        Carlos Esteves: (212)
                        Corporate Trust-Securities             638-0828
                                  Window                            (212) 638-
                          Room 234-North Building                   0454
                              55 Water Street
                         New York, New York 10041

                               In Luxembourg

 By Facsimile:        By Mail, By Hand and Overnight   Confirm by Telephone:
                                 Courier:



  (352) 46 26                                         Veronique Cridel: (352)
     85380            Chase Manhattan Bank Luxembourg       46 26 85284
                                   S.A.
                               5 Rue Plaetis
                            L-2338, Luxembourg

  Delivery of this instrument to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile other than as set forth above, will not constitute a valid delivery of this Letter of Transmittal.

  The undersigned acknowledges that he or she has received and reviewed a
prospectus dated     , 1998 (the "Prospectus") of NTL Incorporated, a Delaware
corporation (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange (i) an aggregate principal amount of up to (Pounds)125,000,000 of 9 1/2% Series B Senior Notes Due 2008 (the "New Sterling Senior Notes") of the Company for a like principal amount of the issued and outstanding 9 1/2% Senior Notes Due 2008 (the "Old Sterling Senior Notes"), (ii) an aggregate principal amount at maturity of up to (Pounds)300,000,000 of 10 3/4% Series B Senior Deferred Coupon Notes Due 2008 (the "New Sterling Deferred Coupon Notes") of the Company for a like principal amount of the issued and outstanding 10 3/4% Senior Deferred Coupon Notes Due 2008 (the "Old Sterling Deferred Coupon Notes"), and (iii) an aggregate principal amount at maturity of up to $1,300,000,000 of 9 3/4% Series B Senior Deferred Coupon Notes Due 2008 (the "New USD Deferred Coupon Notes" and together with the New Sterling Senior Notes and the New Sterling Deferred Coupon Notes, the "New Notes") of the Company for a like principal amount of the issued and outstanding 9 3/4% Senior Deferred Coupon Notes Due 2008 (the "Old USD Deferred Coupon Notes" and together with the

Old Sterling Senior Notes and the Old Sterling Deferred Coupon Notes, the "Old Notes" and together with the New Notes, the "Notes") of the Company from the holders thereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

  For each Old Note accepted for exchange and not validly withdrawn, the holder of such Old Note will receive a New Note having (i) in the case of New Sterling Senior Notes, a principal amount equal to that of the surrendered Old Sterling Senior Notes, or (ii) in the case of New Sterling Deferred Coupon Notes or New USD Deferred Coupon Notes, a principal amount at maturity equal to the surrendered Old Sterling Deferred Coupon Notes or Old USD Deferred Coupon Notes, as applicable. If the Exchange Offer is not consummated by January 17, 1999, interest will accrue (in addition to the stated interest on the Old Sterling Senior Notes and in addition to the accrual of the original issue discount and stated interest on the Old Sterling Deferred Coupon Notes and the Old USD Deferred Coupon Notes) from and including January 18, 1999. Such additional interest (the "Special Interest"), if any, will be payable in cash semiannually in arrears each April 1 and October 1, to holders of record on the immediately preceding March 15 and September 15, respectively, at a rate per annum equal to 0.50% of the principal amount of the Old Sterling Senior Notes or the Accreted Value of the Old Sterling Deferred Coupon Notes or Old USD Deferred Coupon Notes, as the case may be (determined daily). The aggregate amount of Special Interest payable pursuant to the above provisions will in no event exceed 1.50% per annum of the principal amount of the Old Sterling Senior Notes or the Accreted Value of the Old Sterling Deferred Coupon Notes or Old USD Deferred Coupon Notes, as the case may be (determined daily). Upon the consummation of the Exchange Offer after January 17, 1999, the Special Interest payable on the Old Notes from the date of such consummation will cease to accrue. Following the consummation of the Exchange Offer, the interest terms shall revert to the original terms set forth in the Notes. Except as otherwise provided in the Prospectus, Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest, if any, on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such Participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  List and check the appropriate box below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

                           DESCRIPTION OF OLD NOTES

-------------------------------------------------------------------------------------------
                                                       1              2              3
-------------------------------------------------------------------------------------------
                                                                  AGGREGATE
                                                                  PRINCIPAL      PRINCIPAL
                                                                  AMOUNT AT        AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE    MATURITY OF    AT MATURITY
          (PLEASE FILL IN, IF BLANK)               NUMBER(S)*    OLD NOTE(S)     TENDERED**
-------------------------------------------------------------------------------------------
                                          -------------------------------------------------
                                          -------------------------------------------------
                                          -------------------------------------------------
                                                  TOTAL
-------------------------------------------------------------------------------------------

  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or (Pounds)1,000 and any integral multiple thereof. See Instruction 1.


[_]CHECK HERE IF OLD STERLING SENIOR NOTES ARE BEING TENDERED
[_]CHECK HERE IF OLD STERLING DEFERRED COUPON NOTES ARE BEING TENDERED
[_]CHECK HERE IF OLD USD DEFERRED COUPON NOTES ARE BEING TENDERED

                               ----------------

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution _______________________________________________

  Account Number ___________________________   Transaction Code Number ________

  By crediting the Old Notes to the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s) _____________________________________________

  Window Ticket Number (if any) _______________________________________________

  Date of Execution of Notice of Guaranteed Delivery __________________________

  Name of Institution which guaranteed delivery _______________________________

  IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

  Account Number ___________________________   Transaction Code Number ________

  Name of Tendering Institution _______________________________________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: _______________________________________________________________________

  Address: ____________________________________________________________________

     ______________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

  The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

    SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 3 AND 4)              (SEE INSTRUCTIONS 3 AND 4)


   To be completed ONLY if                    To be completed ONLY if
 certificates for Old Notes not             certificates for Old Notes not
 exchanged and/or New Notes are             exchanged and/or New Notes are
 to be issued in the name of                to be sent to someone other than
 someone other than the person or           the person or persons whose
 persons whose signature(s)                 signature(s) appear(s) on this
 appear(s) on the Letter below,             Letter below or to such person
 or if Old Notes delivered by               or persons at an address other
 book-entry transfer which are              than shown in the box entitled
 not accepted for exchange are to           "Description of Old Notes" on
 be returned by credit to an                this Letter above.
 account maintained at the Book-
 Entry Transfer Facility other
 than the account indicated
 above.

                                            Mail:  New Notes and/or Old
                                            Notes to:


                                            Name(s)..........................
 Issue:  New Notes and/or Old                     (PLEASE TYPE OR PRINT)
 Notes to:


                                            .................................
 Name(s)..........................                (PLEASE TYPE OR PRINT)
        (PLEASE TYPE OR PRINT)


                                            Address..........................
 .................................

        (PLEASE TYPE OR PRINT)              .................................

                                                        (ZIP CODE)
 Address..........................


 .................................
              (ZIP CODE)

   (COMPLETE SUBSTITUTE FORM W-9)

 [_]Credit unexchanged Old Notes
    delivered by book-entry
    transfer to the Book-Entry
    Transfer Facility account set
    forth below.

 _________________________________
    (BOOK-ENTRY TRANSFER FACILITY
   ACCOUNT NUMBER, IF APPLICABLE)


  IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

      Dated:

       x        ........................    ................ , 1998

       x        ........................    ................ , 1998
                 SIGNATURE(S) OF OWNER                DATE

              Area Code and Telephone Number....................

        This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

              Name(s):..........................................

              ..................................................
                             (PLEASE TYPE OR PRINT)

              Capacity:.........................................

              Address:..........................................

              ..................................................
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

              Signature(s) Guaranteed by an Eligible
              Institution: .....................................
                                             (AUTHORIZED SIGNATURE)

              ..................................................
                                    (TITLE)

              ..................................................
                                (NAME AND FIRM)

              Dated:

                                 INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
                         9 1/2% SENIOR NOTES DUE 2008
                              IN EXCHANGE FOR THE
                     9 1/2% SERIES B SENIOR NOTES DUE 2008
                                      AND
                 10 3/4% SENIOR DEFERRED COUPON NOTES DUE 2008
                                IN EXCHANGE FOR
            10 3/4% SERIES B SENIOR DEFERRED COUPON NOTES DUE 2008
                                      AND
                 9 3/4% SENIOR DEFERRED COUPON NOTES DUE 2008
                                IN EXCHANGE FOR
             9 3/4% SERIES B SENIOR DEFERRED COUPON NOTES DUE 2008
                              OF NTL INCORPORATED

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

  This Letter is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such Participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or (Pounds)1,000 and any integral multiple thereof.

  Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  See the Prospectus under "The Exchange Offer."

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
TRANSFER).

  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility's security position listing as the holder of such Old Notes without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by a participant in a securities transfer association recognized signature program.

  If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION.

  Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

  Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which the TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7. WAIVER OF CONDITIONS.

  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

  Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                         PAYOR'S NAME: NTL INCORPORATED

--------------------------------------------------------------------------------
                      PART 1--PLEASE PROVIDE YOUR
                      TIN IN THE BOX AT RIGHT AND    TIN: ____________________
                      CERTIFY BY SIGNING AND               (SOCIAL SECURITY
                      DATING BELOW.                            NUMBER OR
                                                        EMPLOYER IDENTIFICATION
                                                                NUMBER)

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY
 INTERNAL            ----------------------------------------------------------
 REVENUE SERVICE      PART 2--TIN APPLIED FOR [_]
                     ----------------------------------------------------------
                      PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                      ("TIN") AND CERTIFICATION


                      CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

                      (1) the number shown on this form is my correct
                          Taxpayer Identification Number (or I am waiting for a number to be issued to me).
                      (2) I am not subject to backup withholding either
                          because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                      (3) any other information provided on this form is true
                          and correct.

                      SIGNATURE.......................... DATE................
--------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ----------------------------------------------         ---------------------
                   SIGNATURE                                    DATE
--------------------------------------------------------------------------------